Exhibit 99.1

Information Technology and Services Conference June 2005 TALX Corporation A Leader in Payroll/HR Outsourcing

Safe Harbor Statement Statements expressing the beliefs and expectations of management regarding future performance are forward-looking statements including, without limitation, anticipated revenue and diluted earning per share for the first quarter and fiscal year 2006 and any other plans, objectives, expectations and intentions that are not historical facts. These statements reflect our current views with respect to future events and are based on assumptions and subject to risks and uncertainties. These risks, uncertainties and other factors may cause our actual results, performance or achievements to be materially different from those expressed or implied by our forward-looking statements. These risks and uncertainties include, without limitation, the risks detailed in the company's Form 10-Q for the quarterly period ended September 30, 2004 under the caption "Risk Factors" in "Part I - Item 2 - Management's Discussion and Analysis of Financial Condition and Results of Operations - Risk Factors," and those described in other documents and reports we file from time to time with the Securities and Exchange Commission, press releases and other communications. These risks include, but are not limited to (1) risks related to our ability to increase the size and range of applications for The Work Number database and successfully market current and future services and our dependence on third-party providers to do so; (2) the risk that our revenues from The Work Number may fluctuate in response to changes in certain economic conditions such as residential mortgage activity and employment trends; (3) risks relating to the dependence of the market for The Work Number on mortgage documentation requirements in the secondary market and the risk that our revenues and profitability would be significantly harmed if those requirements were relaxed or eliminated; (4) risks associated with our ability to prevent breaches of confidentiality as we perform large-scale processing of verifications; (5) risks associated with our ability to maintain the accuracy, privacy and confidentiality of our clients' employee data; (6) risks associated with changes in economic conditions or unemployment compensation laws; (7) the risk to our future growth due to our dependence on our ability to effectively integrate acquired companies and capitalize on cross-selling opportunities; (8) risks associated with future challenges regarding applicability of the Fair Credit Reporting Act or any new privacy legislation or interpretation of existing laws; (9) risks relating to the applicability of the SUTA Dumping Prevention Act of 2004 to our tax planning services; and (10) the risk of interruption of our computer network and telephone operations, including potential slowdown or loss of business as potential clients review our operations. These risks, uncertainties and other factors may cause our actual results, performance or achievements to be materially different from those expressed or implied by our forward-looking statements. We do not undertake any obligation or plan to update these forward-looking statements, even though our situation may change.

A Leader in Payroll/HR Outsourcing TALX is a leading Business Process Outsourcer (BPO) bringing clients significant savings by replacing manual, paper-based Payroll/HR methods with electronic-based outsourced services. Business Model Standard services and processes Contractual and transaction-driven revenues Recurring and predictable revenue stream TALX Clients 2/3 of the Fortune 500 7,000 in total

Clients of TALX Services (Partial Client Listing) (Partial Client Listing) (Partial Client Listing) (Partial Client Listing) (Partial Client Listing) (Partial Client Listing) (Partial Client Listing)

Client Advisory Board Member Organizations Client Advisory Board Member Organizations Client Advisory Board Member Organizations Client Advisory Board Member Organizations

Key Investment Highlights Market Leadership in Two Payroll and Human Resources Areas Employment and income verification Tax management services Diversified Client Base (no one client > 5% of revenue) Proven Business Model Revenue growth (recurring and predictable) EPS growth (continuing operations) Strong gross and operating margins Strong operating cash flow

Revenue and Earnings Per Share Growth (Continuing Operations) 2003 2004 2005 2006 (E) Revenue (millions) $115.9 $124.4 $158.4 $188-193 Diluted EPS: including SEC charge excluding SEC charge $0.53 $0.53 $0.59 $0.59 $0.74 $0.86 $1.02-1.10 Operating Margin: including SEC charge excluding SEC charge 16.8% 16.8% 17.1% 17.1% 19.3% 20.9% +100-150 bps Fiscal Years Ended March 31, Operating * Reconciliation: Margin EPS GAAP 19.3% $0.74 SEC settlement charge 1.6% 0.12 Excluding SEC settlement charge 20.9% $0.86

TALX Removes Paper for Payroll and HR UC Claims Management UC Tax Planning and Tax Credit Services Automated Hiring Process W-2 Distribution Automated Time Entry and Approval Paperless Pay Employment and Income Verification Automated I-9 Processing and Compliance

Services and Market Share

In-house Versus Outsourced Payroll Percentage of Companies - By Employer Size # of employees In-house Outsourced Less than 250 -0.57 0.43 250 - 999 -0.5 0.5 1,000 - 9,999 -0.78 0.22 10,000 - plus -0.87 0.13 Source: William Blair & Company, 2003 Payroll Manager Survey Number of employees TALX Addressable Market

U.S. Employment Market Source: US Census bureau and TALX estimates 31 million EEs 930 firms 7 million EEs 934 firms 36 million EEs 101,000 firms 20 million EEs 518,000 firms 21 million EEs 5 million firms Direct sales Direct sales Strategic Alliances Strategic Alliances Strategic Alliances Market Approach Firm Size By Number of Employees > 10,000 EEs 5,000 - 9,999 100 - 4,999 20-99 < 20 EEs

Market Share Leadership The Work Number Services - 41% of FY 2005 Revenues 106.9 million records live on the database from approximately 1,000 employers at March 31, 2005 Verifiers include mortgage lenders, consumer finance, pre- employment screeners and social service agencies We estimate about 50% of the market is not outsourced Tax Management Services - 57% of FY 2005 Revenues UC eXpress-claims management - Manages unemployment claims using payroll data for approx. 6,500 clients We estimate about 35% of the market is not outsourced UC eXpress-unemployment tax planning - Reduces unemployment taxes for our clients Tax credit and incentive services - Reduces state and federal income taxes for our clients

The Work Number Suite of Services 41% of TALX Revenue (Fiscal 2005) America's Leading Employment and Income Verification Service Database of Live Payroll Records Increased to 106.9 Million at March 31, 2005 Paperless Pay Paystub review Direct deposit maintenance Electronic Time-Entry and Reporting Automated Announcements W-2 Services Initial print and distribution Reissue and correction Applicant Screening Automated Hiring Workflow Electronic I-9 Processing/Compliance

The Work Number Services Revenue History (in millions) Qtr 1 01 Qtr 2 01 Qtr 3 01 Qtr 4 01 Qtr 1 02 Qtr 2 02 Qtr 3 02 Qtr 4 02 Qtr 1 03 Qtr 2 03 Qtr 3 03 Qtr 4 03 Qtr 1 04 Qtr 2 04 Qtr 3 04 Qtr 4 04 Qtr 1 05 Qtr 2 05 Qtr 3 05 Qtr 4 05 East 4.132 4.531 4.635 5.796 6.103 6.659 6.856 7.566 7.617 8.573 9.011 10.733 10.943 11.627 10.028 14.01 14.42 14.19 15.56 21.21

Mortgage index Records Revenue 3/31/1999 100 100 100 4/2/1999 100 100 100 4/9/1999 98.2 100 100 4/16/1999 106.9 100 100 4/23/1999 102.9 100 100 4/30/1999 106.6 100 100 5/7/1999 103.8 100 100 5/14/1999 93.1 100 100 5/21/1999 96.6 100 100 5/28/1999 96.6 100 100 6/4/1999 74.9 100 100 6/11/1999 95.8 100 100 6/18/1999 85.8 100 100 6/25/1999 85.2 100 100 7/2/1999 87.4 102.7 107.2 7/9/1999 60.7 102.7 107.2 7/16/1999 76.1 102.7 107.2 7/23/1999 73.7 102.7 107.2 7/30/1999 78.1 102.7 107.2 8/6/1999 74.5 106.6 107.2 8/13/1999 72 106.6 107.2 8/20/1999 70.7 106.6 107.2 8/27/1999 73.9 106.6 107.2 9/3/1999 63.7 117.8 107.2 9/10/1999 54.1 117.8 107.2 9/17/1999 64.8 117.8 107.2 9/24/1999 63 117.8 107.2 10/1/1999 69.4 124.9 119.5 10/8/1999 64.5 124.9 119.5 10/15/1999 60.1 124.9 119.5 10/22/1999 61.9 124.9 119.5 10/29/1999 66.6 124.9 119.5 11/5/1999 64.8 129.1 119.5 11/12/1999 61.6 129.1 119.5 11/19/1999 70.6 129.1 119.5 11/26/1999 44.3 129.1 119.5 12/3/1999 58.4 136 119.5 12/10/1999 56.5 136 119.5 12/17/1999 54.2 136 119.5 12/24/1999 39.1 136 119.5 12/31/1999 36.8 136 119.5 1/7/2000 51.5 139.1 141.4 1/14/2000 61.1 139.1 141.4 1/21/2000 57.6 139.1 141.4 1/28/2000 67.7 139.1 141.4 2/4/2000 75.8 140.7 141.4 2/11/2000 69.3 140.7 141.4 2/18/2000 68.4 140.7 141.4 2/25/2000 66.3 140.7 141.4 3/3/2000 78.4 151.9 141.4 3/10/2000 77.5 151.9 141.4 3/17/2000 77.5 151.9 141.4 3/24/2000 82.8 151.9 141.4 3/31/2000 76.7 151.9 141.4 4/7/2000 82.6 153.9 156.9 4/14/2000 78.9 153.9 156.9 4/21/2000 79.3 153.9 156.9 4/28/2000 78.7 153.9 156.9 5/5/2000 68.3 159.5 156.9 5/12/2000 65.2 159.5 156.9 5/19/2000 70.5 159.5 156.9 5/26/2000 64.6 159.5 156.9 6/2/2000 59.9 168.9 156.9 6/9/2000 56.3 168.9 156.9 6/16/2000 56.8 168.9 156.9 6/23/2000 56.6 168.9 156.9 6/30/2000 59 168.9 156.9 7/7/2000 55.2 173.5 172.1 7/14/2000 61.3 173.5 172.1 7/21/2000 58.1 173.5 172.1 7/28/2000 56.8 173.5 172.1 8/4/2000 60.4 180 172.1 8/11/2000 59.4 180 172.1 8/18/2000 55.9 180 172.1 8/25/2000 56.9 180 172.1 9/1/2000 58.5 185.2 172.1 9/8/2000 62.4 185.2 172.1 9/15/2000 61.2 185.2 172.1 9/22/2000 59.8 185.2 172.1 9/29/2000 62.2 185.2 172.1 10/6/2000 59.6 190.2 176 10/13/2000 61.5 190.2 176 10/20/2000 62 190.2 176 10/27/2000 64.7 190.2 176 11/3/2000 65.5 195.3 176 11/10/2000 69.1 195.3 176 11/17/2000 63.7 195.3 176 11/24/2000 63 195.3 176 12/1/2000 69.5 198.8 176 12/8/2000 73.6 198.8 176 12/15/2000 67.6 198.8 176 12/22/2000 64.3 198.8 176 12/29/2000 54.3 198.8 176 1/5/2001 87.4 202.8 220.1 1/12/2001 126.4 202.8 220.1 1/19/2001 108.2 202.8 220.1 1/26/2001 99.3 202.8 220.1 2/2/2001 117.9 205.6 220.1 2/9/2001 113.6 205.6 220.1 The Work Number Services TWN Revenue Compared to Mortgage Index and Records Source: Mortgage Bankers Assn.

The Work Number Revenue Mix Transaction Revenue as a Percentage of Total TWN Revenue 1QFY03 2QFY03 3QFY03 4QFY03 1QFY04 2QFY04 3QFY04 4QFY04 1QFY05 2QFY05 3QFY05 4QFY05 Pre-employment 0.35 0.33 0.27 0.19 0.2 0.21 0.22 0.17 0.18 0.19 0.18 0.14 Consumer finance 0.12 0.14 0.16 0.16 0.15 0.16 0.16 0.17 0.16 0.21 0.21 0.24 Social services 0.06 0.05 0.05 0.05 0.06 0.07 0.1 0.08 0.13 0.08 0.08 0.08 Other verifications 0.04 0.04 0.03 0.03 0.05 0.05 0.05 0.04 0.05 0.05 0.05 0.02 Mortgage 0.3 0.35 0.38 0.33 0.41 0.4 0.34 0.29 0.35 0.34 0.35 0.27 Other Work Number services * 0.13 0.09 0.11 0.24 0.13 0.11 0.13 0.25 0.13 0.13 0.13 0.25 * "Other Work Number services" includes ePayroll, W-2 eXpress, FasTime and HireXpress FY 2003 FY 2005 FY 2004

Tax Management Services 57% of TALX Revenue (Fiscal 2005) Manage Unemployment Claims Using Payroll Data for 6,500 Clients Hearings and appeals Activity reports for clients Multi-state requirements Reduce Our Clients' Unemployment Taxes Analyze mergers, acquisitions & reorganizations Verify benefit charges Review rates Review claim losses Multi-year or Annual Contracts More than 80% of revenue is recurring Reduce Our Clients' Federal and State Income Taxes Hiring tax credits - WOTC/WtW Other federal and state credits/incentives Tax Credit and Incentive Services

Growth Strategy

Growth Strategy Organic Growth Initiatives The Work Number services Tax management services Cross-Selling Acquisitions Acquisitions Acquisitions Acquisitions Acquisitions Acquisitions Acquisitions Acquisitions

Organic Growth Initiatives The Work Number Services Add Records to the Database Direct sales Partner with HR outsourcers and payroll providers Grow Revenue in Excess of the Database Growth Regular price increases Add new verifiers - pre-employment, consumer finance, new industries Expand REACH within existing verifier clients Expand usage in verifiers with multiple locations Integrate TWN services with verifier systems and processes Identify additional usages within verifiers Expand REACH within existing employer clients Re-rollout the service for clients who do not meet industry benchmarks Dedicate Client Relationship Managers to TWN clients, instead of supporting multiple services Help clients fix "holes" in their processes Add new applications

The I-9 eXpress Service Capabilities New I-9s online-no paper Search I-9s online Compliance reports Re-verification wizard DHS/SSA verification Client Benefits I-9s completed correctly Eliminate the need to store/maintain paper I-9s Re-verification alerts Measure compliance Protection against fines Protection against fines Protection against fines Protection against fines Protection against fines Protection against fines Protection against fines Protection against fines Protection against fines Protection against fines Protection against fines Protection against fines Protection against fines Protection against fines

Organic Growth Initiatives Tax Management Services Include Fee Escalation Provisions in UC eXpress Contracts 5% per year on 3-year contracts 3% per year on 5-year contracts Unbundle Standard UC eXpress Services Claims contingencies Hearings Tax rate verifications New Applications TALX Learning Solutions

Cross-Selling Success Sample: 170 Clients Fiscal 2002 Fiscal 2003 Fiscal 2004 Fiscal 2005 One Service 112 78 61 54 Two Services 47 63 68 58 Three Services 7 22 27 35 Four Services 3 5 12 18 Five Services 0 1 1 3 Six Services 0 0 0 1 Since Fiscal 2002: Clients with more than one TALX service have doubled

Growth Strategy - Acquisitions Active but Disciplined Approach Acquisition Objectives Accretive to Earning Per Share Provide records for The Work Number database Same or complementary services Strong management Three Acquisitions During Fiscal 2005 Two tax credit and incentive services companies - October 2004 Net Profit, Inc. TBT Enterprises, Inc. Sheakley businesses - April 2004 Unemployment cost management business Employment verification business HireXpress - applicant screening and hiring workflow services Four Acquisitions During Fiscal 2002 - 2004 Three unemployment cost management companies - UC eXpress Electronic time entry and reporting company - FasTime

Growth Strategy - Acquisitions Two Recent Acquisitions - Fiscal 2006 Jon-Jay Associates in April 2005 Unemployment cost management business Employment verification business Glick & Glick Consultants in April 2005 Tax credit and incentive services company Benefits of these acquisitions include: An expanded customer base for TALX's enhanced tax management services; Additional employment records that will expand the database for The Work Number; and Excellent cross-selling opportunities for TALX to provide more of its expanding outsourced services to clients desiring fewer vendor relationships

Financial Highlights

Revenues (in millions) 2002 2003 2004 2005 2006 - Guidance Revenue 35.4 115.9 124.4 158.4 190.5

Margins (1) We entered the Tax Management Services business with our March 2002 acquisitions of two unemployment cost management companies. Although lower gross margins in these businesses brought overall TALX gross margin down in Fiscal 2003, we have continued to grow our operating margins. Additionally, since these acquisitions, we have continued to improve our gross margin. FY2002 FY2003 (1) FY2004 FY2005 Gross margin 0.611 0.548 0.572 0.591 FY2002 FY2003 (1) FY2004 FY2005 The Work Number Services 0.657 0.658 0.701 0.715 Tax Management Services 0.486 0.484 0.5 FY2002 FY2003 (1) FY2004 FY2005 (2) Operating margin 0.148 0.168 0.171 0.209 Operating (2) Reconciliation: Margin GAAP 19.3% SEC settlement charge 1.6% Excluding SEC settlement charge 20.9%

Earnings From Continuing Operations excluding non-operating charge and cumulative effect of accounting change FY 2002 FY 2003 FY 2004 FY 2005 * FY 2006 - Guidance 0.21 0.53 0.59 0.86 1.06 FY 2002 FY 2003 FY 2004 FY 2005 * 4.3 11.2 12.5 18.5 Diluted Earnings Per Share From Continuing Operations excluding non-operating charge and cumulative effect of accounting change Earnings Millions Continuing Ops * Reconciliation: Earnings EPS GAAP $16.0 MM $0.74 SEC settlement charge 2.5 MM 0.12 Excluding SEC settlement charge $18.5 MM $0.86

Balance Sheet and Cash Flow Components

Increasing Shareholder Value Stock Repurchase Program Not active during fiscal 2005 Two million shares authorized under repurchase program which expires in May 2008 Dividend Program Quarterly dividends since September 2000 Increased quarterly dividends 33% during fiscal 2003 25% in fiscal 2004 20% in fiscal 2005 Currently $0.04 per quarter

Information Technology and Services Conference June 2005 TALX Corporation A Leader in Payroll/HR Outsourcing